UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 18, 2026

CLENE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39834	85-2828339
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6550 South Millrock Drive, Suite G50 Salt Lake City, Utah		84121
(Address of principal executive offices)		(Zip Code)
(801) 676-9695
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	CLNN	The Nasdaq Capital Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

First Amendment to August 2025 Senior Secured Convertible Promissory Notes

On May 18, 2026, Clene Inc. (the “Company”) entered into an amendment (the “Amendment”) to the senior secured convertible promissory notes (the “Notes”) with AE Capital Limited, A Global Chorus Foundation and Glenn and Shelina Way. The Notes were issued on August 13, 2025. Pursuant to the Amendment, (i) the maturity date was extended to the earlier of (A) August 13, 2027 or (B) a change in control as defined in the Amendment (the “Maturity Date”); and (ii) monthly aggregate principal and accrued interest payments of $150,000 per month, which were scheduled to commence on September 13, 2026, were deferred, with the full balance of principal and accrued interest due on the Maturity Date.

The other material terms of the Notes remain effective as described in the Company’s Current Report on Form 8-K filed with the SEC on August 14, 2025.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Amended 2020 Stock Plan

On May 21, 2026, the stockholders of the Company voted at the Company’s 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to approve the Clene Inc. Amended 2020 Stock Plan (the “Plan”) to increase the number of shares of common stock, par value $0.0001 per share (“Common Stock”) reserved for issuance thereunder by 1,000,000 shares. The Company’s Board of Directors (the “Board”) previously approved the Plan, subject to stockholder approval at the Annual Meeting. The Plan became effective at the time of stockholder approval.

The material terms of the Plan are described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 10, 2026, under the heading “Proposal No. 4 – Approval of an Amendment to our Amended 2020 Stock Plan to Increase the Number of Shares of Common Stock Reserved for Issuance” which is incorporated herein by reference. The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, which is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of the Company was held on May 21, 2026. At the Annual Meeting, the Company’s stockholders voted on the following four proposals and cast their votes as described below.

1.
The following nominees were elected to serve as Class III directors until the expiration of their three-year term at the annual meeting of stockholders in 2029, or until their successors are duly elected and qualified, based upon the following votes:

	For	Withheld	Broker Non-Votes
Robert Etherington	3,904,259	791,450	3,057,461
Shalom Jacobovitz	3,711,448	984,261	3,057,461
Alison H. Mosca	3,675,073	1,020,636	3,057,461

2.	The appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2026 was ratified based upon the following votes:

For	Against	Abstained
7,737,513	11,372	4,285

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3.	The compensation of the Company’s Named Executive Officers was approved, on an advisory basis, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
3,973,504	660,734	61,471	3,057,461

4.
An amendment to the Clene Inc. Amended 2020 Stock Plan was approved, thus increasing the number of shares of Common Stock reserved for issuance thereunder by 1,000,000 shares, based upon the following votes:

For	Against	Abstained	Broker Non-Votes
4,204,336	475,626	15,747	3,057,461

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
10.1	Form of Amended & Restated Senior Secured Convertible Promissory Note.
10.2	Clene Inc. Amended 2020 Stock Plan.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CLENE INC.

Date: May 22, 2026	By:	/s/ Robert Etherington
Robert Etherington
President and Chief Executive Officer

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